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                                                                    EXHIBIT 10.1

                               FIRST AMENDMENT TO
                      AMENDED AND RESTATED CREDIT AGREEMENT

         THIS FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT is dated and effective as of July 20, 2001 (the "First Amendment"), among PETROQUEST ENERGY, L.L.C., a Louisiana limited liability company (the "Borrower"), PETROQUEST ENERGY, INC., a Delaware corporation (the "Guarantor"), the LENDERS, and HIBERNIA NATIONAL BANK, a national banking association, individually as a Lender and as Administrative Agent.

                                R E C I T A L S:

         1. The parties hereto are the parties that certain Amended and Restated Credit Agreement dated as of May 11, 2001 (the "Agreement"), pursuant to which the Lenders established in favor of the Borrower a revolving line of credit.

         2. The purpose of this First Amendment is to evidence that the Borrowing Base Amount is now $50,000,000.00, and that the Revolving Commitment Percentage of each Lender has been revised.

         3. Capitalized terms used herein which are defined or used in the Agreement are used herein with such meanings, except as may be otherwise expressly provided in this First Amendment.

         NOW, THEREFORE, THE PARTIES HERETO, IN CONSIDERATION OF THE MUTUAL COVENANTS HEREINAFTER SET FORTH AND INTENDING TO BE LEGALLY BOUND HEREBY, AGREE AS FOLLOWS:

         A.   AMENDMENT TO DEFINITIONS.

         1. The definition of the term "Quarterly Reduction" is hereby deleted and restated as follows:

              "QUARTERLY REDUCTION" shall mean each reduction to the Borrowing Base Amount established by the Required Lenders based on each scheduled and unscheduled redetermination of the Borrowing Base Amount. The Quarterly Reduction will be made on January 31, April 30, July 31, and October 31 of each year, commencing October 31, 2001. The Agent will promptly notify the Borrower of any change in the Quarterly Reduction as determined from time to time by the Required Lenders.

         2.   The following new definition is hereby added to the Agreement:




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              "FIRST AMENDMENT" shall mean that certain First Amendment to
              Amended and Restated Credit Agreement dated July 20, 2001, among the Borrower, the Guarantor, the Lenders, and the Agent.

         B. BORROWING BASE AMOUNT INCREASE. The Borrowing Base Amount is hereby increased from $36,000,000.00 to $50,000,000.00.

         C.   REVOLVING COMMITMENT PERCENTAGE.   The Revolving Commitment
Percentage of each Lender is now as follows:

                  Hibernia National Bank                      40%

                  Royal Bank of Canada                        30%

                  Union Bank of California, N.A.              30%

         D. ISSUANCE OF RENEWAL REVOLVING NOTES. To evidence the revision to the Revolving Commitment Percentage of each Lender pursuant to paragraph C above, the promissory notes substantially in the form of Exhibits A-1, A-2, and A-3 to this First Amendment are to be executed by the Borrower. The parties agree and understand that such promissory notes shall constitute a renewal of the Revolving Notes, and shall henceforth be considered as the Revolving Notes. Novation is not intended.

         E. CONFIRMATION OF COLLATERAL DOCUMENTS. It is the intention of the parties that all of the liens, privileges, priorities, and equities existing and to exist under and in accordance with the terms of the Loan Documents are hereby renewed, extended, and carried forward as security for the Loans. Further, the parties agree and acknowledge that the Guaranty shall continue to secure the payment of the indebtedness of the Borrower to the Lender, including the indebtedness of the Borrower under the Revolving Notes.

         F. NO DEFAULT REPRESENTATION. On and as of the date hereof, and after giving effect to this First Amendment, the Borrower and the Guarantor reaffirm and restate the representations and warranties set forth in the Agreement and the Loan Documents. Further, the Borrower and the Guarantor also represent and warrant that as the date hereof and after giving effect to this First Amendment, no uncured or unwaived Default has occurred and is continuing under the Agreement, as amended by this First Amendment.

         G. CONDITIONS PRECEDENT. The obligation of the Lenders to make the Loans remains subject to the conditions precedent set forth in the Agreement and the following conditions precedent: The Bank's receipt of (i) this First Amendment executed by the Borrower and the Guarantor; (ii) certified resolutions by the Guarantor (on behalf of itself and as the sole member of the Borrower), in form and substance satisfactory to the Agent; (iii) all amendments, supplements, and/or restatements pertaining to the Collateral Documents that may be required by the Agent or its counsel; (iv) payment by the Borrower to the Agent for the Pro Rata benefit of the Lenders of a facility fee of .50% of $14,000,000.00; and (v) payment by the Borrower to the Agent for the Pro Rata benefit of the Banks of an engineering fee in the amount of $30,000.00.




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         H.   WAIVER OF DEFENSES. In consideration of the Lenders'
execution of this First Amendment, the Borrower and the Guarantor do hereby irrevocably waive any and all claims and/or defenses to payment on any indebtedness owed by any of them to the Lenders and/or the Agent that may exist as of the date of execution of this First Amendment.

         I. AMENDMENTS. THE AGREEMENT AND THIS FIRST AMENDMENT ARE CREDIT OR LOAN AGREEMENTS AS DESCRIBED IN LA. R.S. 6:SECTION 1121, ET SEQ. THERE ARE NO ORAL AGREEMENTS BETWEEN THE BANK, THE LLC, AND THE GUARANTOR. THE AGREEMENT, AS AMENDED BY THIS FIRST AMENDMENT, SETS FORTH THE ENTIRE AGREEMENT OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDES ALL PRIOR WRITTEN AND ORAL UNDERSTANDINGS BETWEEN THE AGENT, THE LENDERS, THE BORROWER, AND THE GUARANTOR WITH RESPECT TO THE MATTERS HEREIN SET FORTH. THE AGREEMENT, AS AMENDED BY THIS FIRST AMENDMENT, MAY NOT BE MODIFIED OR AMENDED EXCEPT BY A WRITING SIGNED AND DELIVERED BY THE BORROWER, THE GUARANTOR, THE LENDERS, AND THE AGENT.

         J. GOVERNING LAW: COUNTERPARTS. This First Amendment shall be governed by and construed in accordance with the laws of the State of Louisiana. This First Amendment may be executed in any number of counterparts, all of which counterparts, when taken together, shall constitute one and the same document.

         K. CONTINUED EFFECT. Except as expressly modified herein, the Agreement as amended by this First Amendment, shall continue in full force and effect. The Agreement, as amended by this First Amendment, is hereby ratified and confirmed by the parties hereto.

         IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be executed and delivered as of the date hereinabove provided by the authorized officers each hereunto duly authorized.

                                         BORROWER:

                                         PETROQUEST ENERGY, L.L.C.
                                         A LOUISIANA LIMITED LIABILITY COMPANY

                                         BY PETROQUEST ENERGY, INC., A DELAWARE
                                         CORPORATION, AS SOLE MEMBER

                                         BY: /s/ MICHAEL O. ALDRIDGE
                                            ------------------------------------
                                         NAME: MICHAEL O. ALDRIDGE
                                              ----------------------------------
                                         TITLE: SR. V.P. & C.F.O.
                                               ---------------------------------




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                                         GUARANTOR:

                                         PETROQUEST ENERGY, INC.
                                         A DELAWARE CORPORATION

                                         BY: /s/ MICHAEL O. ALDRIDGE
                                            ------------------------------------
                                         NAME: MICHAEL O. ALDRIDGE
                                              ----------------------------------
                                         TITLE: SR. V.P. & C.F.O.
                                               ---------------------------------


                                         AGENT:

                                         HIBERNIA NATIONAL BANK, AS AGENT

                                         BY: /s/ DAVID R. REID
                                            ------------------------------------
                                         NAME:  DAVID R. REID
                                              ----------------------------------
                                         TITLE: SENIOR VICE PRESIDENT
                                               ---------------------------------

                                         LENDERS:

                                         ROYAL BANK OF CANADA

                                         BY: /s/ LORNE GARTNER
                                            ------------------------------------
                                         NAME: LORNE GARTNER
                                              ----------------------------------
                                         TITLE: VICE PRESIDENT
                                               ---------------------------------

                                         UNION BANK OF CALIFORNIA, N.A.

                                         BY: /s/ CARL STUTZMAN
                                             -----------------------------------
                                         NAME: CARL STUTZMAN
                                              ----------------------------------
                                         TITLE: SENIOR VICE PRESIDENT AND
                                                MANAGER
                                               ---------------------------------

                                         HIBERNIA NATIONAL BANK

                                         BY: /s/ DAVID R. REID
                                            ------------------------------------
                                         NAME: DAVID R. REID
                                              ----------------------------------
                                         TITLE: SENIOR VICE PRESIDENT
                                               ---------------------------------




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